UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2006

(Exact name of registrant as specified in its charter)

Florida	0-25681	65-0423422
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)
11760 U.S. Highway One Suite 500 North Palm Beach, Florida (Address of principal executive offices)	33408 (Zip Code)

Registrant’s telephone number, including area code:  (561) 630-2400

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The information in this Current Report on Form 8-K and the exhibits hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Section 2 - Financial Information

Item 2.02 Results of Operations and Financial Condition.

On February 14, 2006, Bankrate, Inc. (the “Company”) announced via press release the Company’s results for its fourth quarter and year ended December 31, 2005. A copy of the Company’s press release is included herein as Exhibit 99.1.

See also the disclosure provided under Item 7.01, below.

Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure.

On February 14, 2006, the Company held an earnings conference call to discuss preliminary and unaudited financial results for the fourth quarter and full year ended December 31, 2005. A transcript of the earnings conference call is attached hereto as Exhibit 99.2 and is incorporated by reference.

To supplement the earnings conference call discussion of the Company’s financial statements presented in accordance with generally accepted accounting principles (“GAAP”), the Company used non-GAAP measures of certain components of financial performance, including income from operations, income before income taxes, and net income, which were adjusted from results based on GAAP to exclude certain expenses, gains and losses. These non-GAAP measures were provided to enhance investors’ overall understanding of the Company’s current financial performance and its prospects for the future. Specifically, the Company believes the non-GAAP results provide useful information to both management and investors by excluding certain expenses, gains and losses that may not be indicative of its core operating results. In addition, because the Company has historically reported certain non-GAAP results to investors, the Company believes the inclusion of non-GAAP measures provides consistency in its financial reporting. These measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for, or superior to, GAAP results. A reconciliation of the non-GAAP financial measures discussed during the earnings conference call to the nearest GAAP financial measure is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

(1)	None.

(b)	Pro forma financial information.

(1)	None.

(d)	Exhibits.

99.1	Text of press release of Bankrate, Inc. dated February 14, 2006.
99.2	Transcript of February 14, 2006 Earnings Conference Call
99.3	Non-GAAP Measures Reconciliation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANKRATE, INC.

Date: February 14, 2006	By:	/s/ G. Cotter Cunningham
G. Cotter Cunningham
Senior Vice President Chief Operating Officer